





Noble Financial Conference
August 2008

Delivering Secure Information Technology Solutions

9715 Key West Avenue, Third Floor
Rockville, Maryland 20850
Phone – 301-468-1200
Fax – 301-468-1201
www.paradigmsolutions.com

Safe Harbor Statement

Statements contained in this presentation that are not historical facts may constitute forward-looking statements within the meaning of the securities laws, including statements about the Company's future growth and revenue opportunities and future economic and industry conditions. The Company believes that its expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties.

The Company cautions that a variety of factors could cause the Company's business and financial results to differ materially from those expressed or implied in forward-looking statements. These factors include, but are not limited to: the Company's ability to comply with government regulations; changes in the Company's book of business; the Company's dependence on government appropriations and procurements; the Company's ability to profitably execute its contracts; the Company's leverage position; the Company's ability to service its debt; changes in the law; the Company's ability to maintain adequate insurance coverage; a decline in civilian agency and defense spending; industry competition; the Company's ability to attract and retain key individuals; risks associated with commercial operations; and other factors discussed more fully in reports filed on a periodic basis with the Securities and Exchange Commission.

The Company assumes no obligation to update any forward-looking statements.

Investment Highlights

- $70B Federal IT services market* with strongest growth in National Security and information assurance solutions
- New executive management team initiatives having positive impact
- Successfully completed exit from legacy non-performing operations, and Small Business set-aside contracts
- Expanding national security customer base with solid backlog
- Strict financial discipline and positioned to expand profitability
- Engaged in an acquisition strategy targeting Federal IT services companies – National Security and IA focus
- Federal IT market characterized by continual M&A driven by multi-billion market cap prime contractors

*Source: Input Federal IT market Forecast 2008-2013

Paradigm Holdings at a Glance

Paradigm Solutions
A PARADIGM HOLDINGS COMPANY
PLAN | PERFORM | ASSURE

- Federal government IT solutions provider with National Security / IA focus
  - Strong and growing customer base
  - Long-term recurring contracts
- Three customer-facing verticals—100% Federal
  - Civilian (OCC & IRS)
  - DHS/DoJ & Law Enforcement (DHS & BoP)
  - National Security & Intelligence Community (DIA, NSA, DoS)
- Key Service/Technology Offerings
  - Enterprise Optimization
  - Enterprise Solutions
  - Mission Assurance & Mission Support
- Approximately 200 IT professionals (80% with USG security clearances)

Market Opportunity

- Contractor addressable Federal IT market exceeds $70 billion with estimated 4.1% CAGR for 2008-2013*
  - 50-year track record of visibility and stability
  - Contracted portion of IT spending growing faster than "top line" budget IT spending*
- Federal IT services market driven by need for IT talent, better project management, and security
  - US Government IT professionals retiring or moving to private sector
  - Development, Modernization, Enhancement (DME) required to address legacy system challenges
  - Information Assurance and data protection concerns of paramount concern
- Mission critical bi-partisan programs receive funding during election period transitions
  - Global War on Terror (Intelligence Community)
  - Information Assurance (Cyber Initiative)—10% of IT spending on IA
  - 62% of IT spending executed by Top 10 Spenders (DoD, Intel, DHS, DoJ, HHS, Treasury, DoT, and DoE)*

*Source: Input Federal IT market Forecast 2008-2013

Successful Phase I Execution of Strategy

- Re-focused company on Federal IT marketplace with recurring and profitable government contracts
  - Divested commercial business for approx. $2 million
    - Represented less than 5% of total revenues and approximately 10% of total costs for 2006
  - Exited legacy 8(a) set-aside business (primary driver of flat revenue)
- Added key executives including BD, Operations and HR with strong track record in the Federal IT services market
  - Increased new business pipeline and improved BD process
- Streamlined corporate overhead & strengthened balance sheet
  - Reduced general & administrative expenses
  - Established new senior credit facility
  - Management led Private Placement raised $1.8 million
- Completed two acquisitions to penetrate faster growing National Security marketplace

Executive Management Team

Paradigm Solutions
PLAN | PERFORM | ASSURE

Name	Title	Experience	Background
Peter LaMontagne	President and CEO	17 yrs.	Former ManTech executive who helped lead IPO and 5 yr growth from $400MM to $1B; US Foreign Service Officer with National Security and information assurance technical focus
Richard Sawchak	Senior Vice President & CFO	12 yrs.	GXS, Multilink and Lucent with significant public company experience & M&A transaction expertise in IT, software and hi-tech industries
Anthony Verna	Senior VP Strategy & BD	17 yrs.	Successful track record of federal sales capture and strategy; previous operational and BD success at Northrop Grumman and ManTech. US Navy veteran with technical background.
Robert Boakai	VP Enterprise Solutions	15 yrs	10 years at CIA supporting enterprise and mission IT solutions; successful technical operations management at DoJ and DHS. MS in Systems Engineering, Johns Hopkins.
Diane Moberg	VP HR & Compliance	24 yrs.	Extensive experience in accounting and gov't contract compliance, including VP of Compliance at Essex, and Corporate Controller at ManTech

Key Service Offerings

Paradigm Solutions
PLAN | PERFORM | ASSURE

Enterprise Optimization



- Program Management Office
- Business Process Reengineering (BPR)
- Technical Consulting
- Performance-Based Contracting
- Performance Monitoring Tools

Enterprise Solutions



- Federal Core Desktop Support
- Data Center Solutions
- Network Solutions
- Information Technology Systems Life Cycle Management (ITSLCM) Practices
- Logistics Solutions

Mission Support



- Specialized Engineering
- Technical Support
- Intelligence Analysis

Mission Assurance


INFORMATION ASSURANCE
Defenders of the Domain

- Information Assurance
- Computer Forensics
- Network Forensics
- Disaster Recovery
- Continuity of Operations

Expanding Verticals with National Security Focus

CIVILIAN	DHS / DOJ / LEA	NATIONAL SECURITY

Comptroller of the Currency
Administrator of National Banks
US Department of the Treasury

FEDERAL BUREAU OF PRISONS

Treasury Focus
- Largest customer
- Enterprise IT Solutions
- Top 10 IT Spender

Established Programs with Strong Qualifications →

DHS Penetration Plan
- IBM sub for Customs
- Bureau of Prisons COOP/DR
- DHS Data Center Support

Initial Success and Growing Presence →

National Security
- Info. Assurance Focus
- Existing DoS Relationships
- Strongest Federal IT budgets

New Prospects & Acquisition Market Access

Long-term Contracts & Solid Backlog

- Approx. $77M total contract backlog provides significant visibility into projected revenues; over 30% within National Security
- Long-term recurring contracts (typically 5 years)
- Employees fully-utilized , full-time on government sites
- Contracts focused on mission–critical government programs
- Primarily low-risk fixed price and time & materials contracts

Composition of Staff
(Approximate FTEs)



Other 30
IRS 20
Customs 20
OCC 60
NSA/DIA 40
State Dept 30

Backlog Per Contract
(As of June 30, 2008)

IRS	$ 9.5MM
OCC	$34.4MM
State Dept	$10.5MM
NSA/DIA	$13.5MM
Customs	$ 8.0MM
Other	$ 1.3MM
Total	$77.2MM

Growth Strategy

- Actively bidding on sizeable / long-term recurring contracts
  - Added key sales executive with strong relationships in the federal IT services market
  - Expanded business development team
  - Seeking new strategic partners
- Leveraging relationships with existing customers and large prime contractors
  - Targeting more and larger procurements (especially National Security and IA)
  - Increasing pipeline and contract bid activity
- Acquisition strategy targets federal IT services companies that will be accretive to Paradigm
  - Proven ability to acquire complementary businesses at attractive valuations
  - Demonstrated ability to integrate acquired companies

Targeted Market Penetration

Paradigm Solutions
PLAN | PERFORM | ASSURE

Service Area / Valuation Driver	Civilian	State Dept / DOJ	DHS	Defense	Intelligence
Analysis/ IO	*Cross Selling / Acquisition Target*	PARADIGM SOLUTIONS	*Cross Selling / Acquisition Target*	*Cross Selling / Acquisition Target*	*Cross Selling / Acquisition Target*
Sys Eng/ Ent. Arch.	PARADIGM SOLUTIONS	*Cross Selling / Acquisition Target*	PARADIGM SOLUTIONS	*Cross Selling / Acquisition Target*	*Cross Selling / Acquisition Target*
Mission IT/IA	PARADIGM SOLUTIONS	*Cross Selling / Acquisition Target*	*Cross Selling / Acquisition Target*	*Cross Selling / Acquisition Target*	*Cross Selling / Acquisition Target*
COOP DR	PARADIGM SOLUTIONS	PARADIGM SOLUTIONS	PARADIGM SOLUTIONS	*Cross Selling / Acquisition Target*	*Cross Selling / Acquisition Target*
IT Svcs.	PARADIGM SOLUTIONS	PARADIGM SOLUTIONS	PARADIGM SOLUTIONS	PARADIGM SOLUTIONS	PARADIGM SOLUTIONS

Mission Priority and Security Clearance Requirements

Industry Consolidation

Paradigm Solutions
PLAN | PERFORM | ASSURE

- Aerospace Primes & Tier II players seek acquisitions to achieve revenue and profit growth targets—focus on deals to:
  - Add specialized technical capabilities and niche expertise
  - Expand customer base to keep up with changing budget priorities or penetrate a rival's domain (especially Intelligence)
  - Pursue higher-margin services work to counteract thin margins on large scale weapons systems and hardware projects
- Low barriers to entry and high barriers to scale
  - Highly fragmented market among sub $100 million IT services companies

>1,000 sub-$50 million Federal contractors

Middle-Market: *$50-250MM*

PDHO STG
SYS ATS
DRCO NISC
IT Solutions Scitor

Tier II: *$250MM - 2B*

MANT NCIT
CAI KTOS
SRX SXE
SINT MMS
STST QNTQ

Tier I: $2B + *Aerospace Primes*

Lockheed Martin
Raytheon
General Dynamics
Northrop Grumman
BAE
SAIC

Non-Pure Play Federal IT Services: IBM, CSC, EDS, Perot Systems

Federal M&A Value Proposition

Paradigm Solutions
PLAN | PERFORM | ASSURE


Civilian:
Gross Margin 15-20%
Homeland Security:
Gross Margin 20-25%
National Security:
Gross Margin 25%+
16.0x
12.0x
8.0x
4.0x
0.0x
EBITDA Multiple
Bill Rate / Gross Margin
Skill sets / Security Clearance
12.0-15.0x EBITDA
Comparable multiples for co's above $200MM rev.
8.0–10.0x EBITDA
Typical valuation for co's at current size & market position
Accretive deals, before synergies
4.0 – 6.0x EBITDA
Buy small, focused federal government IT services companies
$10-25MM revenue
Aquire
Trade
Goal
Lifecycle Stage

Drive Value Through Acquisitions That Complement Organic Growth

Source: Publicly available information, press releases, Company analysis

Successful Acquisitions

Paradigm Solutions
A PARADIGM HOLDINGS COMPANY
PLAN | PERFORM | ASSURE

Trinity IMS, Inc.

- Successfully acquired and integrated Trinity IMS in April 2007
  - Leading State Department cyber forensics contractor for Diplomatic Security
  - Top secret facility security clearance
  - 5 years of backlog when acquired
- Revenues of approx. $4 million per year
- Favorable Transaction Metrics
  - Revenue growth potential 20% annually
  - EBITDA margins exceed 15%

Caldwell Technology Solutions

- CTS provides IT services and solutions in support of national security programs within the intelligence community
  - Specializes in IT service offerings including systems engineering, software development, and information assurance support.
  - CTS also provides intelligence analyst and linguistic support services.
- Highly recurring revenue - over $5 million/year
- Favorable Transaction Metrics
  - Revenue growth potential exceeds 20%
  - EBITDA margins of 11%

Near-Term Goals

- Increase organic growth through penetration of national security market
  - Increase contract bid activity
  - Target larger procurements
- Execute on additional strategic acquisitions in national security marketplace, including CIA and DHS
- Drive increased profitability
- Improve strength of Balance Sheet
  - Maintain financial flexibility through disciplined cash management

Financials

Historical Financials

Paradigm Solutions
A PARADIGM HOLDINGS COMPANY
PLAN | PERFORM | ASSURE

$ in Thousands, except per share information

	Full Year Ended December 31,			
	2004	2005	2006	2007
Revenues	61,697	62,284	59,828	46,678
Net Income	(2,230)	1,866	172	(725)
Earnings Per Share	($0.12)	$0.09	$0.01	($0.04)
Fully Diluted Shares	*17,897*	*20,110*	*20,713*	*19,316*
Net Income (normalized)	346	1,866	1,033	(135)
EBITDA (normalized)	1,012	3,625	3,040	2,167
% of Revenues	*2%*	*6%*	*5%*	*5%*

2nd Quarter 2008 Financials

Paradigm Solutions
PLAN | PERFORM | ASSURE

$ in Thousands, except per share information
(Unaudited)

	Three Months Ended		Six Months Ended	
	30-Jun 2008	30-Jun 2007	30-Jun 2008	30-Jun 2007
Total revenue	**$ 10,621**	**$ 10,679**	**$ 21,418**	**$ 22,230**
Gross profit	2,050	1,529	4,154	3,006
Gross margin (%)	*19%*	*14%*	*19%*	*14%*
SG&A	2,047	1,682	4,204	3,115
(Loss) income from operations	**3**	**(153)**	**(50)**	**(109)**
(Loss) income from continuing operations	(166)	(321)	(403)	(424)
Net (loss) income	**(166)**	**(321)**	**(403)**	**(532)**
Weighted average number of common shares (diluted):	19,148	19,020	19,148	19,612
Net (loss) income per share (diluted)	**($0.01)**	**($0.02)**	**($0.02)**	**($0.03)**

• Backlog at 6/30/08 $77.2MM

Balance Sheet

$ in Thousands

	Balance Sheet as of 6/30/2008 (Unaudited)	12/31/2007 (Audited)
Cash and cash equivalents	$2	$7
Total current assets	11,076	10,558
Total assets	**$16,939**	**$16,720**
Total current liabilities	15,425	14,736
Total liabilities	15,680	15,248
Total Equity	1,259	1,472

Target Business Model

Paradigm Solutions
PLAN | PERFORM | ASSURE

- Goal to achieve revenues of $200 million in 3 to 5 years
  - Target organic revenue growth rate of at least 10%
  - Pursue 2 or more additional acquisitions over next 2 years
    - Targeting acquired revenue stream exceeding $30MM
- Minimize equity dilution by utilizing appropriate debt levels
- Cash management through DSO's of 70 days
- Target backlog greater than 2x annual revenues; qualified pipeline of greater than 5x annual revenues

	2007 Exit Run-rate	Target in 1-2 Years	Longer-term Target
EBITDA Margin	5%	6 - 7%	8% or greater

Capital Structure

As of June 30, 2008

• Common Shares Outstanding:	20.5 M
• Convertible Preferred Stock (10% coupon) (1)	1.5 M
• Total Options & Warrants (2) (3):	1.7 M
• Total Potential Shares Outstanding (4):	23.7 M

(1) Assumes full conversion to common; convertible at average of $1.20 per share

(2) Stock option range $0.75 to $2.50 and average strike price $1.70; total cash proceeds of $2.6M assuming full conversion

(3) Option & warrant ownership: management employees – 1.5M options; other – 0.2 million warrants

(4) Excludes potential impact of promissory note repayment in common stock

Investment Highlights

Paradigm Solutions

- $70B Federal IT services market* with strongest growth in National Security and information assurance solutions
- New executive management team initiatives having positive impact
- Successfully completed exit from legacy non-performing operations, and Small Business set-aside contracts
- Expanding national security customer base with solid backlog
- Strict financial discipline and positioned to expand profitability
- Engaged in an acquisition strategy targeting Federal IT services companies – National Security and IA focus
- Federal IT market characterized by continual M&A driven by multi-billion market cap prime contractors

*Source: Input Federal IT market Forecast 2008-2013

Appendix: Key Statistics

Paradigm Solutions
A PARADIGM HOLDINGS COMPANY
PLAN | PERFORM | ASSURE

• **Ticker**:	**PDHO**
• Exchange:	OTC BB
• Share price (as of 7/24/08):	$0.30
• Shares outstanding:	20.5 million
• Fully-diluted shares	23.7 million
• Total Revenue (fiscal 2007):	$46.7 million
• Adjusted EBITDA (fiscal 2007):	$2.2 million
• Fiscal year-end:	Dec 31
• Management/Board ownership:	78.9%

* Includes Preferred, Warrants and Stock Options (strike prices range from $0.75 to $2.50)